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                                                                    Exhibit 99.1



                                                           OMB Number: 3235-0569
                                                       Expires: January 31, 2003


  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Louis J. Giuliano, Chairman, President and Chief Executive Officer of ITT Industries, Inc. state and attest that:


(1) To the best of my knowledge, based upon a review of the covered reports of ITT Industries, Inc., and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K of ITT Industries, Inc. for the fiscal year ended December 31, 2001, filed with the Commission;


         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ITT Industries, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


/s/ Louis J. Giuliano
------------------------
Louis J. Giuliano

Date: August 9, 2002
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Subscribed and sworn to before me this 9th day of August 2002.
                                       ---

/s/ Elizabeth T. Seibert
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Notary Public

My Commission Expires:
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Notary Public, State of New York
No. 01SE5061275
Qualified in Westchester County
Commission Expires June 3, 2006